Apollo Global Management, Inc. Third Quarter 2023 Earnings

3Q'23 Per Share YTD'23 Per Share GAAP Financial Measures ($ in millions, except per share amounts) Net Income Attributable to Apollo Global Management, Inc. Common Stockholders $660 $1.10 $2,269 $3.77 Segment and Non-GAAP Financial Measures ($ in millions, except per share amounts) Fee Related Earnings (“FRE”) $472 $0.77 $1,311 $2.18 Spread Related Earnings (“SRE”) $873 $1.43 $2,360 $3.92 Fee and Spread Related Earnings $1,345 $2.20 $3,671 $6.10 Principal Investing Income (“PII”) $4 $0.01 $32 $0.05 Adjusted Net Income ("ANI") $1,045 $1.71 $2,900 $4.83 Assets Under Management ($ in billions) Total Assets Under Management (“AUM”) $631 Fee-Generating AUM (“FGAUM”) $468 3Q'23 LTM 3Q'23 Business Drivers ($ in billions) Inflows $33 $153 Gross Capital Deployment $36 $142 Debt Origination $23 $91 Third Quarter 2023 Financial Highlights • GAAP Net Income Attributable to Apollo Global Management, Inc. Common Stockholders was $660 million for the quarter ended September 30, 2023, or $1.10 per share, and $2.9 billion over the last four quarters • Apollo's primary non-GAAP earnings metric, Adjusted Net Income, which represents the sum of FRE, SRE, and PII, less HoldCo interest and other financing costs and taxes, totaled $1.0 billion, or $1.71 per share, for the third quarter Note: 2022 amounts throughout this document have been retrospectively adjusted in accordance with the requirements of the adoption guidance of the accounting standard relating to Targeted Improvements to the Accounting for Long-Duration Contracts (“LDTI”). This presentation contains non-GAAP financial information and defined terms which are described on pages 32 to 36. The non-GAAP financial information contained herein is reconciled to GAAP financial information on pages 27 to 31. Per share calculations are based on end of period Adjusted Net Income Shares Outstanding. YTD'23 per share amounts represent the sum of the last three quarters. See page 22 for the share reconciliation. “NM” as used throughout this presentation indicates data has not been presented as it was deemed not meaningful, unless the context otherwise provides. 1

(In millions, except per share amounts) 3Q'22 2Q'23 3Q'23 YTD'22 YTD'23 Revenues     Asset Management     Management fees $389 $452 $462 $1,100 $1,328 Advisory and transaction fees, net 110 170 157 286 482 Investment income (loss) (31) 138 292 475 882 Incentive fees 9 26 18 17 59   Retirement Services     Premiums 3,045 9,041 26 10,769 9,163 Product charges 184 207 217 525 622 Net investment income 2,033 2,948 3,166 5,667 8,726 Investment related gains (losses) (2,847) 366 (2,624) (12,822) (1,193) Revenues of consolidated variable interest entities 114 347 318 148 946 Other revenues (27) 7 563 (38) 583   Total Revenues 2,979 13,702 2,595 6,127 21,598 Expenses Asset Management     Compensation and benefits (386) (516) (557) (1,429) (1,743) Interest expense (31) (31) (36) (94) (98) General, administrative and other (167) (226) (220) (472) (643)   Retirement Services     Interest sensitive contract benefits (171) (2,012) (333) 581 (3,634) Future policy and other policy benefits (3,270) (9,512) (368) (11,230) (10,346) Market risk benefits remeasurement gains (losses) 458 71 441 1,689 166 Amortization of deferred acquisition costs, deferred sales inducements and value of business acquired (112) (153) (211) (318) (502) Policy and other operating expenses (342) (452) (467) (985) (1,356)   Total Expenses (4,021) (12,831) (1,751) (12,258) (18,156) Other Income (Loss) – Asset Management Net gains (losses) from investment activities (16) 20 (32) 164 (14) Net gains (losses) from investment activities of consolidated variable interest entities 85 12 49 465 95 Other income (loss), net 28 48 22 26 102 Total Other Income (Loss) 97 80 39 655 183 Income (loss) before income tax (provision) benefit (945) 951 883 (5,476) 3,625 Income tax (provision) benefit 96 (201) (243) 962 (697) Net income (loss) (849) 750 640 (4,514) 2,928 Net (income) loss attributable to non-controlling interests 286 (151) 42 1,913 (637) Net income (loss) attributable to Apollo Global Management, Inc. (563) 599 682 (2,601) 2,291 Preferred stock dividends — — (22) — (22) Net income (loss) attributable to Apollo Global Management, Inc. Common Stockholders $(563) $599 $660 $(2,601) $2,269       Earnings (Loss) per share Net income (loss) attributable to Common Stockholders - Basic $(0.98) $1.00 $1.10 $(4.51) $3.77 Net income (loss) attributable to Common Stockholders - Diluted $(0.98) $1.00 $1.10 $(4.51) $3.75 Weighted average shares outstanding – Basic 584 579 579 585 581 Weighted average shares outstanding – Diluted 584 579 579 585 582 GAAP Income Statement (Unaudited) 2

Strong third quarter results reflect continued execution against 2023 targets • Record quarterly FRE of $472 million driven by solid management fee growth, record quarterly capital solutions fees, and well controlled expenses, together generating significant margin expansion • Record quarterly SRE of $873 million driven by solid organic growth and strong new business profitability • Together, FRE and SRE of $1.3 billion in the third quarter showcase the resilient and growing earnings power of the Asset Management and Retirement Services businesses • Total AUM of $631 billion benefited from total inflows of $33 billion in the third quarter Continued progress on three strategic growth pillars • Origination: Debt origination volume totaled $23 billion in the third quarter, run-rating near a $100bn annualized rate, aided by an increasing contribution from platform origination • Global Wealth: Fundraising from individual investors remains on track to exceed last year's level, driven by an expanding product suite and distribution reach, as well as strong investment performance • Capital Solutions: Generated record quarterly fee revenue from robust capital deployment activity within Yield and Equity strategies Third Quarter 2023 Business Highlights ✓ ✓ 3

($ in millions, except per share amounts) 3Q'22 2Q'23 3Q'23 YTD'22 YTD'23 Management fees $546 $620 $648 $1,573 $1,845 Capital solutions fees and other, net 105 138 146 272 422 Fee-related performance fees 20 35 40 46 102 Fee-related compensation (194) (212) (212) (556) (635) Non-compensation expenses (112) (139) (150) (319) (423) Fee Related Earnings $365 $442 $472 $1,016 $1,311 Net investment spread 832 1,045 1,100 2,305 3,066 Other operating expenses (117) (117) (121) (335) (362) Interest and other financing costs (73) (129) (106) (199) (344) Spread Related Earnings $642 $799 $873 $1,771 $2,360 Fee and Spread Related Earnings $1,007 $1,241 $1,345 $2,787 $3,671 Principal Investing Income $50 $20 $4 $257 $32 Segment Income $1,057 $1,261 $1,349 $3,044 $3,703 HoldCo interest and other financing costs1 (29) (20) (36) (103) (77) Taxes and related payables (178) (231) (268) (598) (726) Adjusted Net Income $850 $1,010 $1,045 $2,343 $2,900 ANI per share $1.42 $1.70 $1.71 $3.91 $4.83 1. Represents interest and other financing costs related to Apollo Global Management, Inc. not attributable to any specific segment. HoldCo interest and other financing costs for 3Q'23 includes $21 million related to the redemption of Apollo Asset Management's Series A and Series B Preferred Stock, representing the difference between the book value and the redemption value. Total Segment Earnings 4

($ in millions, except per share amounts) 3Q'22 2Q'23 3Q'23 YTD'22 YTD'23 Management fees $546 $620 $648 $1,573 $1,845 Capital solutions fees and other, net 105 138 146 272 422 Fee-related performance fees 20 35 40 46 102 Fee-related compensation (194) (212) (212) (556) (635) Non-compensation expenses (112) (139) (150) (319) (423) Fee Related Earnings $365 $442 $472 $1,016 $1,311 Net investment spread 832 1,045 1,100 2,305 3,066 Other operating expenses (117) (117) (121) (335) (362) Interest and other financing costs (73) (129) (106) (199) (344) Normalization of alternative investment income to 11%1 82 75 96 66 319 Other notable items2 (42) — (90) (3) (115) Spread Related Earnings - Normalized3 $682 $874 $879 $1,834 $2,564 Fee and Spread Related Earnings - Normalized3 $1,047 $1,316 $1,351 $2,850 $3,875 Principal Investing Income $50 $20 $4 $257 $32 Segment Income - Normalized $1,097 $1,336 $1,355 $3,107 $3,907 HoldCo interest and other financing costs (29) (20) (36) (103) (77) Taxes and related payables (186) (247) (269) (611) (769) Adjusted Net Income - Normalized $882 $1,069 $1,050 $2,393 $3,061 ANI per share - Normalized $1.47 $1.80 $1.72 $3.99 $5.10 Total Segment Earnings - Normalizing Spread Related Earnings 1. See page 13 for more information on normalization of alternative investment income. 2. Other notable items include unusual variability such as actuarial experience, assumption updates and other insurance adjustments. 3. Spread Related Earnings - Normalized reflects adjustments to exclude notable items and normalize alternative investment income to an 11% long-term return. 5

Segment Details

($ in millions, except per share amounts) 3Q'22 2Q'23 3Q'23 % Change vs. 3Q'22 YTD'22 YTD'23 % Change vs. YTD'22 Management Fees Yield $367 $392 $408 11.2% $1,042 $1,179 13.1% Hybrid 53 62 62 17.0% 154 181 17.5% Equity1 126 166 178 41.3% 377 485 28.6% Total management fees 546 620 648 18.7% 1,573 1,845 17.3% Capital solutions fees and other, net 105 138 146 39.0% 272 422 55.1% Fee-related performance fees 20 35 40 100.0% 46 102 121.7% Fee Related Revenues $671 $793 $834 24.3% $1,891 $2,369 25.3% Fee-related compensation (194) (212) (212) 9.3% (556) (635) 14.2% Non-compensation expenses2 (112) (139) (150) 33.9% (319) (423) 32.6% Fee Related Earnings $365 $442 $472 29.3% $1,016 $1,311 29.0% FRE per share $0.61 $0.74 $0.77 26.2% $1.70 $2.18 28.2% FRE Margin 54.4% 55.7% 56.6% 53.7% 55.3% FRE Compensation Ratio 28.9% 26.7% 25.4% 29.4% 26.8% • Management fees increased 19% year-over-year driven by the activation of the investment period for the tenth vintage of our flagship private equity funds ("Fund X"), robust growth from Retirement Services clients, and solid levels of capital deployment • Capital solutions fees were a quarterly record, driven by strong levels of capital deployment across Yield and Equity strategies in the third quarter • Fee related expenses increased only modestly quarter-over-quarter, reflecting a continued commitment to disciplined expense growth amid less hiring activity and investment spend, which translated into approximately 100 basis points of margin expansion sequentially Asset Management Segment 1. Equity management fees include Fund X catch-up management fees of $24 million and $45 million, respectively, for 3Q'23 and YTD'23. 2. Non-compensation expenses include placement fees of $3 million and $8 million, respectively, for 3Q'23 and YTD'23. 7

• Total AUM increased $108 billion, or 21%, year-over-year primarily driven by $95 billion of inflows from Asset Management and $58 billion of inflows from Retirement Services, as well as mark-to-market appreciation, partially offset by $45 billion of outflows, including $35 billion from normal course activity at Athene, and $23 billion of realization activity • Fee-Generating AUM increased $74 billion, or 19%, year-over-year primarily driven by strong organic growth at Athene, an investment management agreement for Atlas SP Partners ("Atlas"), and fundraising across a variety of Asset Management strategies, primarily offset by outflows at Athene • Approximately 55% of Apollo’s total AUM is comprised of perpetual capital, which is highly scalable and does not rely on cyclical fundraising dynamics Total AUM ($bn) Fee-Generating AUM ($bn) $481 $523 $631 $351 $373 $461 $47 $57 $61 $83 $94 $109 Yield Hybrid Equity 3Q'21 3Q'22 3Q'23 $361 $394 $468 $300 $324 $387 $20 $26 $29 $42 $44 $53 Yield Hybrid Equity 3Q'21 3Q'22 3Q'23 Perpetual Capital AUM ($bn) $288 $314 $352 $204 $229 $261 $61 $45 $49$23 $40 $43 Athene Athora Other 3Q'21 3Q'22 3Q'23 8 Asset Management: Assets Under Management Note: AUM totals may not add due to rounding. Effective 1Q'23, Perpetual Capital AUM includes Apollo Diversified Real Estate Fund and Apollo Diversified Credit Fund, which have been advised by Apollo since 2Q'22. Applicable periods have been recast to conform to this change. 1. Other includes MidCap Financial ($13 billion), Apollo Commercial Real Estate Finance, Inc. ($9 billion), Apollo Diversified Real Estate Fund/Apollo Diversified Credit Fund ($8 billion), Apollo Debt Solutions BDC ($7 billion), MidCap Financial Investment Corporation ($3 billion), Apollo Senior Floating Rate Fund/Apollo Tactical Income Fund ($1 billion), and other AUM related to a publicly traded business development company ($2 billion), among others. AUM related to Apollo Debt Solutions, MidCap Financial Investment Corporation and the publicly traded business development company is as of June 30, 2023. 1

$57 $35 $33 $28 $14 $8 $16 $20 $37 $11 $12 $19 $13$3 Asset Management Retirement Services 4Q'22 1Q'23 2Q'23 3Q'23 $75 $65 $57 $131 $128 $153 $25 $32 $31 $38 $71 $58 $6 $37 $13 $18 $28 $37 $48 $55 $27 $7 $72 Asset Management Retirement Services 2018 2019 2020 2021 2022 LTM 3Q'23 • Robust total gross inflows of $33 billion during the third quarter and $153 billion over the last twelve months • Inflows from Asset Management clients of $20 billion in the third quarter were driven by inflows into yield-focused sidecars, including a sizeable third-party insurance mandate, a final close for Fund X, cornerstone commitments for the newly established Asset-Backed Finance ("ABF") franchise and Atlas, fundraising for the sixth vintage of Accord ("Accord VI") and the second vintage of Apollo / Athene Dedicated Investment Program ("ADIP II"), as well as solid inflows across Global Wealth-focused products, primarily Apollo Aligned Alternatives ("AAA") and Apollo Debt Solutions ("ADS") • Inflows from Retirement Services of $13 billion in the third quarter included record quarterly inflows from flow reinsurance and solid retail annuity sales ($ in billions) Asset Management: Inflows inorganic inorganic inorganic Note: Inflows from Retirement Services includes organic and inorganic inflows from Athene, as detailed on page 11, as well as inorganic inflows from Athora. 9 inorganic

• Adjusting for other notable items and a normalized alternative investment return, normalized SRE grew 40% year-to-date for the year-over-year period driven by robust organic growth trends and strong profitability • Normalized Spread Related Earnings was $879 million and translates to normalized net spread of 169 basis points in the third quarter, which increased 28 basis points year-over-year due to higher floating rate income and continued profitable growth of the business Note: 2022 amounts for Spread Related Earnings have been retrospectively adjusted in accordance with the requirements of the adoption guidance of the accounting standard relating to LDTI. 1. The decrease in interest and other financing costs from 2Q'23 to 3Q'23 was driven by a decrease in interest on short-term repurchase agreements related to a lower average balance. Short-term repo balances, net of the non-controlling interest in Athene Co-Invest Reinsurance Affiliate Holding Ltd., (together with its subsidiaries, ACRA 1) and Athene Co-Invest Reinsurance Affiliate Holding 2 Ltd. (together with its subsidiaries, ACRA 2), collectively defined as ACRA, totaled $4.5 billion at the end of 1Q'23, $3.1 billion at the end of 2Q'23, and $1.3 billion at the end of 3Q'23. 2. Other notable items include unusual variability such as actuarial experience, assumption updates and other insurance adjustments. 3. Spread Related Earnings – Normalized, SRE per share - Normalized and Normalized Net Spread reflect adjustments to exclude notable items and normalize alternative investment income to an 11% long-term return. ($ in millions, except per share amounts) 3Q'22 2Q'23 3Q'23 % Change vs. 3Q'22 YTD'22 YTD'23 % Change vs. YTD'22 Fixed income and other investment income, net $1,470 $2,207 $2,235 52.0% $3,979 $6,399 60.8% Alternative investment income, net 250 259 230 (8.0)% 884 674 (23.8)% Strategic capital management fees 14 16 19 35.7% 39 49 25.6% Cost of funds (902) (1,437) (1,384) 53.4% (2,597) (4,056) 56.2% Net Investment Spread 832 1,045 1,100 32.2% 2,305 3,066 33.0% Other operating expenses (117) (117) (121) 3.4% (335) (362) 8.1% Interest and other financing costs1 (73) (129) (106) 45.2% (199) (344) 72.9% Spread Related Earnings $642 $799 $873 36.0% $1,771 $2,360 33.3% SRE per share $1.07 $1.34 $1.43 33.6% $2.95 $3.92 32.9% Normalization of alternative investment income to 11% 82 75 96 17.1% 66 319 383.3% Other notable items2 (42) — (90) 114.3% (3) (115) NM Spread Related Earnings - Normalized3 $682 $874 $879 28.9% $1,834 $2,564 39.8% SRE per share - Normalized3 $1.14 $1.47 $1.44 26.3% $3.06 $4.27 39.5% Net Spread 1.33% 1.52% 1.68% 35bps 1.26% 1.52% 26bps Normalized Net Spread3 1.41% 1.66% 1.69% 28bps 1.31% 1.66% 35bps Retirement Services Segment 10

Retail: Sales activity underwritten to above average returns with continued progress on distribution expansion to financial institutions Flow Reinsurance: Record quarterly inflows, with year-to-date flows surpassing FY'22 levels, driven by continued traction with Japanese and U.S. clients Pension Group Annuities: Strong near-term pipeline, including a transaction announced in October, following a quieter third quarter Funding Agreements1: Third quarter activity primarily driven by three transactions with the FHLB and a secured funding agreement 1. Funding agreements are comprised of funding agreements issued under funding agreement backed notes (“FABN”) and funding agreement backed repurchase agreement (“FABR”) programs, funding agreements issued to the Federal Home Loan Bank (“FHLB”) and long term repurchase agreements. 2. For periods prior to 2022, SRE represents Athene’s historically reported adjusted operating income available to common shareholders excluding the change in fair value of Apollo Operating Group Units, equity based compensation related to Athene’s long-term incentive plan, and operating income tax. Normalized SRE reflects adjustments to exclude notable items and normalize alternative investment income to an 11% long- term return. Retirement Services: Strong Growth Profile Athene Organic Inflows Spread Related Earnings — Normalized2 $3 $9 $13 $28 $48 $44 3 5 7 8 21 22 4 2 6 6 8 3 6 11 9 8 10 5 2014 2016 2018 2020 2022 YTD'23 ~16x ($ in billions) ~95% correlation between as-reported SRE and FRE ~95% correlation between normalized SRE and FRE 11 ($ in millions) 3Q'23 Highlights: $879 $893 $961 $1,061 $1,380 $1,463 $1,367 $1,848 $2,552 $3,311 FRE Normalized SRE 2014 2015 2016 2017 2018 2019 2020 2021 2022 LTM 3Q'23

1.66% 0.16% (0.15)% 0.02% 1.69% 2Q'23 3Q'23 1.52% 0.16% (0.04)% 0.02% 0.02% 1.68% 2Q'23 3Q'23 Investment Portfolio Highlights Retirement Services Net Spread Bridge (QoQ) Normalized Retirement Services Net Spread Bridge (QoQ)6 • 97% of Athene’s fixed income portfolio1 is invested in investment grade assets • 20% or $42 billion of Athene’s portfolio2 is invested in floating rate assets, 13% or $27 billion net of floating rate liabilities3 • Apollo Asset Management aims to generate 30 to 40 basis points of asset outperformance across Athene's portfolio • Target asset classes which generate illiquidity or structuring premium such as CLOs and ABS, not incremental credit risk • CRE investments virtually all debt (i.e. not equity) and well-suited for Athene's long duration liability profile - more information can be found on Athene's website here5 • Focus on directly originated, senior secured loans where control of origination results in better risk-adjusted return • Historical annual credit losses across total portfolio of only 9 basis points over the past five years compared to 14 basis points for the industry7 Gain on Venerable Insurance and Annuity Company (VIAC) recapture, partially offset by higher cost of funds on new business and other nonrecurring items Higher cost of funds on new business Retirement Services: Portfolio & Spread Highlights 1. As of September 30, 2023, 97% of $130 billion of available for sale securities designated NAIC 1 or 2. 2. Defined as Athene's net invested assets, which totaled $208 billion, as of September 30, 2023. 3. Floating rate liabilities at notional were approximately $15 billion, or approximately 7% of Athene's net invested assets, as of September 30, 2023. 4. Other represents strategic capital management fees, other operating expenses, interest and other financing costs, asset mix and the impact from the sale of 50% of the economic interests in ACRA 2 to ADIP II. 5. The contents of any website linked in this presentation are not incorporated by reference and only speak as of the date listed thereon. 6. Normalized net spread reflects adjustments to exclude notable items and normalize alternative investment income to an 11% long-term return. 7. Represents U.S. statutory impairments per SNL Financial as of December 31, 2022 (2018 - 2022). Industry average includes AEL, AIG, AMP, BHF, EQH, FG, LNC, MET, PFG, PRU, VOYA and Transamerica. For Athene, U.S. statutory data adjusted to include impairments and assets in Bermuda. 12 Other4 Lower alts return Other4 Higher income from floating rate assets and deployment Higher income from floating rate assets and deployment

Highly Diversified and Strategic • Athene’s $11.8 billion1 alternatives portfolio accounts for ~6% of net invested assets • Growth of alternative investments within the overall portfolio provides dry powder to seed and co-invest in Apollo-managed funds, continue building Apollo's front-end origination ecosystem, and strategically invest in the retirement services marketplace O t h e r Equity Hybrid Yield 48% Apollo and Other Fund Investments2 Strategic Origination Platforms Strategic Retirement Services Platforms 11% Traditional PE Alts Portfolio Composition1 21% 20% 7% Retirement Services: Alternative Investment Portfolio Note: As of September 30, 2023, 87% of Athene's alternative investments are valued without a lag. 1. As of September 30, 2023. 2. Yield, Hybrid, and Equity buckets include third-party investments. 3. Other primarily includes cash and royalties. 4. Alternative performance is presented net of investment management fees and based on an average of annualized quarterly results. 27% 20% 5% Other3 Normalizing Alts Return is Appropriate and Conservative • Over the past 10 years, Athene’s alternative investment portfolio has returned ~12% annually, on average • Historical returns have been less volatile than the broader equity market, with only two negative return quarters over the trailing 20 quarters vs. six for the S&P 500 • More recently, Athene’s alternative portfolio has returned more than 13% annually over the trailing 3-year period 13.3% 11.6% 11.8% 7.8% Historical Alt Investment Performance4 Trailing 3-Yr Avg Trailing 5-Yr Avg Long-Term Avg 3Q'23 2020 - 2022 2018 - 2022 2013 - 2022 vs. 11% Normalized Return Athene’s alternative investment portfolio is constructed to produce a risk / reward outcome that is non-binary and less volatile than “pure equity” exposure 13

• Realized performance fees of $132 million continue to be relatively light as monetization activity from sizeable flagship private equity funds (Fund VIII & IX) remains prudently delayed amid a difficult exit environment • Compensation ratio of 85% year-to-date reflects a period of lower realized performance fees and investment income while market conditions are less accommodative for monetization activity ($ in millions, except per share amounts) 3Q'22 2Q'23 3Q'23 % Change vs. 3Q'22 YTD'22 YTD'23 % Change vs. YTD'22 Realized performance fees $93 $177 $132 41.9% $371 $473 27.5% Realized investment income 62 2 5 (91.9)% 325 35 (89.2)% Realized principal investing compensation (90) (145) (119) 32.2% (401) (434) 8.2% Other operating expenses (15) (14) (14) (6.7)% (38) (42) 10.5% Principal Investing Income $50 $20 $4 (92.0)% $257 $32 (87.5)% PII per share $0.08 $0.03 $0.01 (87.5)% $0.42 $0.05 (88.1)% PII Compensation Ratio 58.5% 81.2% 86.6% 57.7% 85.5% Principal Investing Segment 14

$71 $44 $83 Yield Hybrid Equity • Performance Fee-Eligible AUM of $198 billion increased 15% year-over-year primarily due to third-party Asset Management fundraising • Performance Fee-Generating AUM of $125 billion increased 39% year-over-year due to positive investment performance in Equity and Yield strategies • Dry powder was $59 billion as of quarter-end, including $46 billion of dry powder with future management fee potential Performance Fee-Eligible AUM ($bn) Performance Fee-Generating AUM ($bn) Dry Powder ($bn) $56 $26 $44 Yield Hybrid Equity $16 $12 $30 Yield Hybrid Equity $59bn$125bn$198bn Note: AUM and Dry Powder totals may not add due to rounding. Dry Powder includes capital available for investment included within performance fee-eligible AUM as well as capital available for investment which does not earn any performance fees. Performance Fee AUM and Dry Powder 15

Investment Performance Highlights Net Accrued Performance Fee Receivable2 (QoQ) Appreciation / gross returns 3Q'23 YTD'23 Yield Corporate Credit1 2.6% 8.8% Structured Credit 3.4% 9.1% Direct Origination 4.3% 13.6% Hybrid Hybrid Value 3.8% 11.5% Credit Strategies and Accord 1.7% 12.0% Equity Flagship Private Equity 2.7% 10.1% European Principal Finance (1.3)% 1.7% $2.40 +$0.06 $(0.11) $(0.06) $2.29 Net unrealized performance fees/other3 2Q'23 Net realized performance fees 1. CLOs are included within corporate credit. The 3Q'23 and YTD'23 gross returns for CLOs were 3.6% and 9.6%, respectively. CLO returns are calculated based on gross return on assets and exclude performance related to Redding Ridge. 2. Net Accrued Performance Fee Receivable represents the sum of performance allocations and incentive fees receivable, less profit sharing payable as reported on the consolidated statements of financial condition, and includes certain eliminations related to investments in consolidated funds and VIEs and other adjustments. 3. Net unrealized performance fees/other includes (i) unrealized performance fees, net of unrealized profit sharing expense and (ii) certain transaction related charges, and excludes general partner obligations to return previously distributed performance fees. 4. Represents, primarily, the impact of the assumed conversion of the Series A Mandatory Convertible Preferred Stock into shares of Apollo Global Management, Inc. Common Stock upon mandatory conversion. 3Q'23 $1,427 $38 $(65) $— $1,400 ($ in millions, except per share amounts) Investment Performance Highlights and Net Accrued Performance Fees 16 Sharecount increase4

• Deployed $232 million for opportunistic share repurchases year-to-date through the third quarter, while continuing to execute additional repurchases to offset dilution from share issuances under equity incentive plans • Apollo returned a total of $1.3 billion of capital to shareholders over the last twelve months, including $993 million for the base dividend and $356 million for opportunistic share repurchases, and additionally deployed $119 million of capital to invest in the future growth of the business HoldCo & Asset Management Summary Balance Sheet Highlights1 Financial Strength Ratings ($ in millions, except per share amounts) 2Q'23 3Q'23 Cash and cash equivalents $1,468 $2,349 U.S. Treasury securities, at fair value 248 — Investments, net 2,427 2,471 Net accrued performance fees receivable2 1,427 1,400 Net clawback payable3 (51) (62) Debt (2,812) (3,392) Preferred stock4 (554) — Net Balance Sheet Value $2,153 $2,766 Net Balance Sheet Value per share $3.62 $4.52 Net Balance Sheet Value / AUM 0.35% 0.44% Adjusted Net Income Shares Outstanding 595 612 A / A2 / A- Apollo Asset Management rated by Fitch, Moody's, S&P A+ / A+ / A1 / A Athene5 rated by Fitch, S&P, Moody's, AM Best 1. Amounts presented are for Apollo Global Management, Inc. and consolidated subsidiaries, and excludes Athene, consolidated VIEs, and SPACs. 2. Net accrued performance fees receivable excludes profit sharing expected to be settled in the form of equity-based awards. 3. Net clawback payable includes general partner obligations to return previously distributed performance fees offset by clawbacks from certain employees and former employees for the potential return of profit sharing distributions. 4. Preferred stock refers to the 6.375% Series A preferred stock and 6.375% Series B preferred stock of Apollo Asset Management, Inc., which was redeemed in full during the third quarter of 2023. 5. For Athene, represents financial strength ratings of Athene's primary insurance subsidiaries. Capital Strength 17 A / A2 / A- Apollo Global Management rated by Fitch, Moody's, S&P

Supplemental Details

($ in millions) Yield4 Hybrid Equity Total Beginning Balance $449,843 $62,410 $104,852 $617,105 Inflows 26,411 1,363 5,162 32,936 Outflows3 (12,057) (285) (163) (12,505) Net Flows 14,354 1,078 4,999 20,431 Realizations (3,853) (2,661) (1,491) (8,005) Market Activity 158 590 880 1,628 Ending Balance $460,502 $61,417 $109,240 $631,159 Three Months Ended September 30, 2023 ($ in millions) Yield4 Hybrid Equity Total Beginning Balance $372,632 $56,738 $93,922 $523,292 Inflows2 124,579 9,674 18,339 152,592 Outflows3 (41,254) (2,052) (1,733) (45,039) Net Flows 83,325 7,622 16,606 107,553 Realizations (9,282) (6,393) (6,829) (22,504) Market Activity 13,827 3,450 5,541 22,818 Ending Balance $460,502 $61,417 $109,240 $631,159 Twelve Months Ended September 30, 2023 ($ in millions) Yield4 Hybrid Equity Total Beginning Balance $382,663 $28,416 $50,704 $461,783 Inflows 17,270 1,245 3,118 21,633 Outflows3 (12,431) (558) (593) (13,582) Net Flows 4,839 687 2,525 8,051 Realizations (882) (397) (244) (1,523) Market Activity 91 61 (76) 76 Ending Balance $386,711 $28,767 $52,909 $468,387 Three Months Ended September 30, 2023 ($ in millions) Yield4 Hybrid Equity Total Beginning Balance $323,939 $26,158 $44,123 $394,220 Inflows2 95,340 5,456 21,891 122,687 Outflows3 (43,340) (3,063) (11,333) (57,736) Net Flows 52,000 2,393 10,558 64,951 Realizations (1,921) (1,318) (1,908) (5,147) Market Activity 12,693 1,534 136 14,363 Ending Balance $386,711 $28,767 $52,909 $468,387 Twelve Months Ended September 30, 2023 Fee-Generating AUM Rollforward1 Total AUM Rollforward1 1. Inflows at the individual strategy level represent subscriptions, commitments, and other increases in available capital, such as acquisitions or leverage, net of inter-strategy transfers. Outflows represent redemptions and other decreases in available capital. Realizations represent fund distributions of realized proceeds. Market activity represents gains (losses), the impact of foreign exchange rate fluctuations and other income. 2. LTM 3Q'23 inflows for Yield AUM includes $37 billion related to the launch of Atlas following the acquisition of the securitized products group from Credit Suisse. LTM 3Q'23 inflows for Yield FGAUM includes $20 billion for a new investment management agreement related to Atlas. 3. Included in the 3Q'23 outflows for Total AUM and FGAUM are $1.4 billion and $1.1 billion of redemptions, respectively. Included in the LTM 3Q'23 outflows for Total AUM and FGAUM are $7.2 billion and $6.5 billion of redemptions, respectively. 4. As of 3Q'23, Yield AUM includes $30.6 billion of CLOs, $5.6 billion of which Apollo earns fees based on gross assets and $25.0 billion of which relates to Redding Ridge, from which Apollo earns fees based on net asset value. AUM Rollforward 19

(% of average net invested assets) 3Q'22 2Q'23 3Q'23 % Change vs. 3Q'22 YTD'22 YTD'23 % Change vs. YTD'22 Fixed income and other investment income, net 3.27% 4.46% 4.57% 130bps 3.03% 4.39% 136bps Alternative investment income, net 8.26% 8.53% 7.75% (51)bps 10.30% 7.46% NM Net Investment Earnings 3.58% 4.69% 4.76% 118bps 3.47% 4.57% 110bps Strategic capital management fees 0.03% 0.03% 0.04% 1bp 0.03% 0.03% 0bps Cost of funds (1.88)% (2.73)% (2.67)% (79)bps (1.85)% (2.62)% (77)bps Net Investment Spread 1.73% 1.99% 2.13% 40bps 1.65% 1.98% 33bps Other operating expenses (0.25)% (0.22)% (0.24)% 1bp (0.24)% (0.24)% 0bps Interest and other financing costs (0.15)% (0.25)% (0.21)% (6)bps (0.15)% (0.22)% (7)bps Net Spread 1.33% 1.52% 1.68% 35bps 1.26% 1.52% 26bps Normalization of alternative investment income to 11% 0.17% 0.14% 0.18% 1bp 0.05% 0.21% 16bps Other notable items1 (0.09)% —% (0.17)% (8)bps —% (0.07)% NM Normalized Net Spread2 1.41% 1.66% 1.69% 28bps 1.31% 1.66% 35bps Normalized alternative investment income, net2 11.00% 11.00% 11.00% 0bps 11.00% 11.00% 0bps Normalized net investment earnings2 3.75% 4.83% 4.94% 119bps 3.52% 4.78% 126bps Normalized cost of funds2 (1.97)% (2.73)% (2.84)% (87)bps (1.85)% (2.69)% (84)bps Normalized net investment spread2 1.81% 2.13% 2.14% 33bps 1.70% 2.12% 42bps ($ in millions) Average net invested assets3 192,231 210,209 207,312 8% 186,815 206,241 10% Average net invested assets - fixed income3 180,143 198,063 195,448 8% 175,380 194,200 11% Average net invested assets - alternatives3 12,088 12,146 11,864 (2)% 11,435 12,041 5% Retirement Services Segment: Return on Asset View 1. Other notable items include unusual variability such as actuarial experience, assumption updates and other insurance adjustments. 2. Normalized results reflect adjustments to normalize alternative investment income to an 11% long-term return and to exclude notable items. 3. Second vintage of strategic third-party sidecar began supporting Athene's organic growth on July 1, 2023, with $6.8 billion of 1H'23 business activity retroactively attributed to ADIP II and reflected in 3Q'23 results. 20

($ in millions) 3Q'23 YTD'23 Flows by Channel Retail $6,523 $21,883 Flow reinsurance 3,174 7,749 Funding agreements3 3,245 4,893 Pension group annuities — 9,058 Gross organic inflows 12,942 43,583 Gross inorganic inflows4 — — Total gross inflows 12,942 43,583 Gross outflows5 (10,738) (26,752) Net flows $2,204 $16,831 Flows attributable to Athene vs. ADIP Inflows attributable to Athene1 $3,101 $29,974 Inflows attributable to ADIP1 9,841 13,609 Total gross inflows 12,942 43,583 Outflows attributable to Athene (9,550) (22,972) Outflows attributable to ADIP (1,188) (3,780) Total gross outflows5 $(10,738) $(26,752) ($ in millions) 3Q'23 Invested Assets Gross invested assets $261,209 Invested assets attributable to ADIP (53,114) Net invested assets1,2 208,095 21 Note: Footnotes 7-13 can be found in the endnotes on page 36. 1. Effective July 1, 2023, ADIP II purchased 50% of ACRA 2’s economic interests, resulting in approximately $6.8 billion of inflows attributable to Athene for the first six months of 2023 being retroactively attributed to ADIP II. This is reflected as an inflow for ADIP and a reduction of Athene inflows in 3Q’23. 2. Net invested assets are a component of Apollo’s total AUM reported under the Asset Management segment and should not be viewed as additive to total AUM disclosed previously. Refer to reconciliation of GAAP to Non-GAAP measures pages 27 to 31 for additional reconciliation to Athene’s presentation of non-GAAP measures 3. Funding agreements are comprised of funding agreements issued under Athene's FABN and FABR programs, funding agreements issued to the FHLB, and long term repurchase agreements. 4. Gross inorganic inflows represent acquisitions and block reinsurance transactions. 5. Gross outflows include full and partial policyholder withdrawals on deferred annuities, death benefits, pension group annuity benefit payments, payments on payout annuities, funding agreement repurchases and maturities and ceded reinsurance. 6. The format and methodology of this table was updated during 1Q'23 to provide additional information. ($ in millions) 3Q'23 YTD'23 Outflows attributable to Athene by type6 Maturity-driven, contractual-based outflows7 $(3,243) $(8,941) Policyholder-driven outflows8 (3,584) (11,308) Income oriented withdrawals (planned)9 (1,617) (5,133) From policies out-of-surrender-charge (planned)10 (1,326) (4,183) From policies in-surrender-charge (unplanned)11 (641) (1,992) Core outflows (6,827) (20,249) Strategic reinsurance transaction12 (2,723) (2,723) Outflows attributable to Athene $(9,550) $(22,972) Annualized rate13 Maturity-driven, contractual-based outflows7 (6.3)% (5.8)% Policyholder-driven outflows8 (6.9)% (7.3)% Income oriented withdrawals (planned)9 (3.1)% (3.3)% From policies out-of-surrender-charge (planned)10 (2.6)% (2.7)% From policies in-surrender-charge (unplanned)11 (1.2)% (1.3)% Core outflows (13.2)% (13.1)% Strategic reinsurance transaction12 (5.2)% (1.8)% Outflows attributable to Athene (18.4)% (14.9)% Retirement Services Flows & Invested Assets • Strong quarterly inflows and lower-than-projected outflows in the third quarter • Second vintage of strategic third-party sidecar began supporting Athene's organic growth on July 1, 2023, with $6.8 billion of 1H'23 business activity retroactively attributed to ADIP II

Share Reconciliation 3Q'22 4Q'22 1Q'23 2Q'23 3Q'23 Total GAAP Common Stock Outstanding 572,670,634 570,276,188 567,394,604 566,809,153 567,565,120 Non-GAAP Adjustments: Series A Mandatory Convertible Preferred Stock1 — — — — 15,999,683 Vested RSUs 13,492,457 15,656,775 12,781,851 12,771,092 12,502,457 Unvested RSUs Eligible for Dividend Equivalents 14,181,682 12,827,921 16,301,241 15,790,288 15,681,753 Adjusted Net Income Shares Outstanding 600,344,773 598,760,884 596,477,696 595,370,533 611,749,013 1. Reflects the number of shares of underlying common stock assumed to be issuable upon conversion of the Series A Mandatory Convertible Preferred Stock during each period. 2. Shares issued for acquisition represents the issuance of common stock in connection with the acquisition of Griffin's U.S. wealth distribution business and Griffin's U.S. asset management business in 2022. 3. Since January 1, 2022, the Company in its discretion has elected to repurchase 1.0 million shares of common stock for $64.7 million, to prevent dilution that would have resulted from the issuance of shares granted in connection with certain profit sharing arrangements. These repurchases are separate from the repurchase plan described in footnote 4 and accordingly are not reflected in the above share repurchase activity table. 4. Average cost reflects total capital used for share repurchases in a given period divided by the number of shares purchased. 5. Pursuant to a share repurchase program that was publicly announced on January 3, 2022, as amended on February 21, 2023, the Company is authorized to repurchase (i) up to an aggregate of $1.0 billion of shares of its common stock in order to opportunistically reduce its share count and (ii) up to an aggregate of $1.5 billion of shares of its common stock in order to offset the dilutive impact of share issuances under its equity incentive plans. The share repurchase program may be used to repurchase outstanding shares of common stock as well as to reduce shares that otherwise would have been issued to participants under the Company’s equity incentive plans in order to satisfy associated tax obligations. Share Activity 3Q'22 4Q'22 1Q'23 2Q'23 3Q'23 Shares Issued to Employees 536,414 263,816 3,476,408 398,577 482,310 Shares Issued for Acquisition2 — 1,068 — — — Shares Repurchased3 # of Shares 730,058 2,809,255 8,996,685 1,393,735 259,245 Average Cost4 $58.24 $63.35 $68.89 $65.92 $86.11 Capital Utilized $42.5 million $178.0 million $619.8 million $91.9 million $22.3 million Share Repurchase Plan Authorization Remaining5 $1.91 billion $1.73 billion $1.11 billion $1.02 billion $993.4 million Sharecount Reconciliation 22

Reconciliations and Disclosures

(in millions, except IRR) Vintage Year Total AUM Committed Capital Total Invested Capital Realized Value Remaining Cost Unrealized Value Total Value Gross IRR Net IRR Equity: Fund X 2023 $ 19,836 $ 19,877 $ 3,144 $ — $ 3,144 $ 3,477 $ 3,477 NM4 NM4 Fund IX 2018 34,948 24,729 19,603 9,578 15,023 25,320 34,898 34% 24 % Fund VIII 2013 8,738 18,377 16,536 22,374 4,892 5,668 28,042 14 10 Fund VII 2008 393 14,677 16,461 34,226 7 59 34,285 33 25 Fund VI 2006 367 10,136 12,457 21,136 405 — 21,136 12 9 Fund V 2001 62 3,742 5,192 12,724 120 — 12,724 61 44 Fund I, II, III, IV & MIA1 Various 10 7,320 8,753 17,400 — — 17,400 39 26 Traditional Private Equity Funds2 $ 64,354 $ 98,858 $ 82,146 $ 117,438 $ 23,591 $ 34,524 $ 151,962 39 24 EPF IV 2023 3,051 2,988 475 57 421 517 574 NM4 NM4 EPF III 2017 4,070 4,427 4,822 3,573 2,187 2,877 6,450 14 8 Total Equity $ 71,475 $ 106,273 $ 87,443 $ 121,068 $ 26,199 $ 37,918 $ 158,986 Hybrid: AIOF II 2021 $ 2,626 $ 2,542 $ 1,575 $ 310 $ 1,427 $ 1,663 $ 1,973 20% 15 % AIOF I 2018 411 897 802 1,061 171 216 1,277 23 18 HVF II 2022 4,730 4,592 2,553 96 2,539 2,669 2,765 8 6 HVF I 2019 3,627 3,238 3,691 3,839 1,333 1,657 5,496 23 19 Accord VI3,5 N/A 1,047 1,047 19 — 19 19 19 NM4 NM4 Accord V5 2022 1,280 1,922 2,013 1,326 716 730 2,056 9 6 Accord I, II, III, III B & IV5 Various — 6,070 4,765 5,137 — — 5,137 22 17 Accord+ 2021 2,996 2,370 4,345 2,373 2,199 2,264 4,637 NM4 NM4 Total Hybrid $ 16,717 $ 22,678 $ 19,763 $ 14,142 $ 8,404 $ 9,218 $ 23,360 Investment Record as of September 30, 2023 24 1. The general partners and managers of Funds I, II and MIA, as well as the general partner of Fund III, were excluded assets in connection with the reorganization of the Company that occurred in 2007. As a result, Apollo did not receive the economics associated with these entities. The investment performance of these funds, combined with Fund IV, is presented to illustrate fund performance associated with Apollo’s investment professionals. 2. Total IRR is calculated based on total cash flows for all funds presented. 3. Vintage Year is not yet applicable as the fund has not had its final closing. 4. Data has not been presented as the fund’s effective date is less than 24 months prior to the period indicated and such information was deemed not meaningful. 5. Accord funds have investment periods shorter than 24 months, therefore Gross and Net IRR are presented after 12 months of investing.

($ in millions, except share amounts) 4Q'22 3Q'23 Assets Asset Management Cash and cash equivalents $1,201 $2,350 Restricted cash and cash equivalents 1,048 274 Investments 5,582 5,383 Assets of consolidated variable interest entities Cash and cash equivalents 110 437 Investments 2,369 2,149 Other assets 30 26 Due from related parties 465 508 Goodwill 264 264 Other assets 2,333 2,379 Retirement Services Cash and cash equivalents 7,779 9,996 Restricted cash and cash equivalents 628 1,218 Investments 172,488 189,059 Investments in related parties 23,960 25,894 Assets of consolidated variable interest entities Cash and cash equivalents 362 152 Investments 15,699 19,258 Other assets 112 99 Reinsurance recoverable 4,358 4,058 Deferred acquisition costs, deferred sales inducements and value of business acquired 4,466 5,448 Goodwill 4,058 4,060 Other assets 9,905 10,223 Total Assets $257,217 $283,235 GAAP Balance Sheet (Unaudited) 25

($ in millions, except share amounts) 4Q'22 3Q'23 Liabilities Asset Management Accounts payable, accrued expenses, and other liabilities $2,975 $3,657 Due to related parties 998 878 Debt 2,814 3,392 Liabilities of consolidated variable interest entities Notes payable 50 11 Other liabilities 1,899 1,931 Retirement Services Interest sensitive contract liabilities 173,616 189,065 Future policy benefits 42,110 46,672 Market risk benefits 2,970 3,021 Debt 3,658 3,634 Payables for collateral on derivatives and securities to repurchase 6,707 7,652 Other liabilities 3,213 4,126 Liabilities of consolidated variable interest entities Other liabilities 809 1,234 Total Liabilities 241,819 265,273 Redeemable non-controlling interests Redeemable non-controlling interests 1,032 287 Equity Series A Mandatory Convertible Preferred Stock — 1,397 Common Stock, $0.00001 par value, 90,000,000,000 shares authorized, 567,565,120 and 570,276,188 shares issued and outstanding as of September 30, 2023 and December 31, 2022, respectively — — Additional paid in capital 14,982 14,605 Retained earnings (accumulated deficit) (1,007) 535 Accumulated other comprehensive income (loss) (7,335) (8,095) Total Apollo Global Management, Inc. Stockholders' Equity 6,640 8,442 Non-controlling interests 7,726 9,233 Total Equity 14,366 17,675 Total Liabilities, Redeemable non-controlling interests and Equity $257,217 $283,235 GAAP Balance Sheet (Unaudited) - cont'd 26

($ in millions) 3Q'22 4Q'22 1Q'23 2Q'23 3Q'23 YTD'22 YTD'23 GAAP Net income (loss) attributable to Apollo Global Management, Inc. Common Stockholders $(563) $640 $1,010 $599 $660 $(2,601) $2,269 Preferred dividends — — — — 22 — 22 Net income (loss) attributable to non-controlling interests (286) 367 528 151 (42) (1,913) 637 GAAP Net income (loss) $(849) $1,007 $1,538 $750 $640 $(4,514) $2,928 Income tax provision (benefit) (96) 223 253 201 243 (962) 697 GAAP Income (loss) before Income tax provision (benefit) $(945) $1,230 $1,791 $951 $883 $(5,476) $3,625 Asset Management Adjustments: Equity-based profit sharing expense and other1 55 57 67 57 62 219 186 Equity-based compensation 46 46 52 58 57 139 167 Transaction-related charges2 (5) (36) (3) (4) 25 (6) 18 Merger-related transaction and integration costs3 14 20 7 5 5 50 17 (Gains) losses from changes in tax receivable agreement liability — 12 — — — 14 — Net (income) loss attributable to non-controlling interests in consolidated entities 277 (387) (523) (192) 28 1,886 (687) Unrealized performance fees 66 (111) (239) 86 (91) 109 (244) Unrealized profit sharing expense (19) 36 135 1 55 (16) 191 HoldCo interest and other financing costs 29 19 21 20 36 103 77 Unrealized principal investment (income) loss 128 38 (10) (29) (27) 138 (66) Unrealized net (gains) losses from investment activities and other 24 (11) 12 8 30 (133) 50 Retirement Services Adjustments: Investment (gains) losses, net of offsets 1,853 137 (397) 563 663 7,330 829 Non-operating change in insurance liabilities and related derivatives4 (518) 24 135 (304) (431) (1,457) (600) Integration, restructuring and other non-operating expenses 37 29 29 28 41 104 98 Equity-based compensation expense 15 16 16 13 13 40 42 Segment Income $1,057 $1,119 $1,093 $1,261 $1,349 $3,044 $3,703 HoldCo interest and other financing costs (29) (19) (21) (20) (36) (103) (77) Taxes and related payables (178) (197) (227) (231) (268) (598) (726) Adjusted Net Income $850 $903 $845 $1,010 $1,045 $2,343 $2,900 Normalization of alternative investment income to 11% 82 14 148 75 96 66 319 Other notable items (42) 35 (25) — (90) (3) (115) Tax impact of normalization and other notable items (8) (10) (26) (16) (1) (13) (43) Adjusted Net Income - Normalized $882 $942 $942 $1,069 $1,050 $2,393 $3,061 1. Equity-based profit sharing expense and other includes certain profit sharing arrangements in which a portion of performance fees distributed to the general partner are required to be used by employees of Apollo to purchase restricted shares of common stock or is delivered in the form of RSUs, which are granted under the Equity Plan. Equity-based profit sharing expense and other also includes performance grants which are tied to the Company’s receipt of performance fees, within prescribed periods, sufficient to cover the associated equity-based compensation expense. 2. Transaction-related charges include contingent consideration, equity-based compensation charges and the amortization of intangible assets and certain other charges associated with acquisitions, and restructuring charges. 3. Merger-related transaction and integration costs includes advisory services, technology integration, equity-based compensation charges and other costs associated with the Company’s merger with Athene. 4. Includes change in fair values of derivatives and embedded derivatives, non-operating change in funding agreements, change in fair value of market risk benefits, and non-operating change in liability for future policy benefits. Reconciliation of GAAP to Non-GAAP Financial Measures 27

Year ended December 31, ($ in millions) 2014 2015 2016 2017 2018 2019 2020 2021 2022 GAAP Net income (loss) attributable to Apollo Global Management, Inc. Common Stockholders $168 $134 $403 $616 $(42) $807 $120 $1,802 $(1,961) Preferred dividends — — — 14 32 37 37 37 — Net income (loss) attributable to non-controlling interests 562 216 567 814 29 693 310 2,428 (1,546) GAAP Net income (loss) $730 $350 $970 $1,444 $19 $1,537 $467 $4,267 $(3,507) Income tax provision (benefit) 147 27 91 326 86 (129) 86 594 (739) GAAP Income (loss) before Income tax provision (benefit) $877 $377 $1,061 $1,770 $105 $1,408 $553 $4,861 $(4,246) Asset Management Adjustments: Equity-based profit sharing expense and other1 — 1 3 7 91 96 129 146 276 Equity-based compensation 105 62 63 65 68 71 68 80 185 Preferred dividends — — — (14) (32) (37) (37) (37) — Transaction-related charges2 34 39 55 17 (6) 49 39 35 (42) Merger-related transaction and integration costs3 — — — — — — — 67 70 Charges associated with corporate conversion — — — — — 22 4 — — (Gains) losses from changes in tax receivable agreement liability (32) — (3) (200) (35) 50 (12) (10) 26 Net (income) loss attributable to non-controlling interests in consolidated entities (157) (21) (6) (9) (32) (31) (118) (418) 1,499 Unrealized performance fees 1,348 358 (511) (689) 783 (435) (35) (1,465) (2) Unrealized profit sharing expense (517) (137) 180 226 (275) 208 33 649 20 One-time equity-based compensation charges4 — — — — — — — 949 — HoldCo interest and other financing costs 19 27 39 59 69 98 154 170 122 Unrealized principal investment (income) loss 22 13 (65) (95) 62 (88) (62) (222) 176 Unrealized net (gains) losses from investment activities and other (260) (79) (139) (95) 193 (135) 421 (2,431) (144) Retirement Services Adjustments: Investment (gains) losses, net of offsets — — — — — — — — 7,467 Non-operating change in insurance liabilities and related derivatives5 — — — — — — — — (1,433) Integration, restructuring and other non-operating expenses — — — — — — — — 133 Equity-based compensation expense — — — — — — — — 56 Segment Income $1,439 $640 $677 $1,042 $991 $1,276 $1,137 $2,374 $4,163 HoldCo interest and other financing costs (19) (27) (39) (59) (69) (98) (154) (170) (122) Taxes and related payables (74) (10) (10) (26) (44) (62) (90) (172) (795) Adjusted Net Income $1,346 $603 $628 $957 $878 $1,116 $893 $2,032 $3,246 Normalization of alternative investment income to 11% — — — — — — — — 80 Other notable items — — — — — — — — 3 Tax impact of normalization and other notable items — — — — — — — — (17) Adjusted Net Income - Normalized $— $— $— $— $— $— $— $— $3,312 Reconciliation of GAAP to Non-GAAP Financial Measures - cont'd 28 1. Equity-based profit sharing expense and other includes certain profit sharing arrangements in which a portion of performance fees distributed to the general partner are required to be used by employees of Apollo to purchase restricted shares of common stock or is delivered in the form of RSUs, which are granted under the Equity Plan. Equity-based profit sharing expense and other also includes performance grants which are tied to the Company’s receipt of performance fees, within prescribed periods, sufficient to cover the associated equity-based compensation expense. 2. Transaction-related charges include contingent consideration, equity-based compensation charges and the amortization of intangible assets and certain other charges associated with acquisitions, and restructuring charges. 3. Merger-related transaction and integration costs includes advisory services, technology integration, equity-based compensation charges and other costs associated with the Company’s merger with Athene. 4. Includes one-time equity-based compensation expense and associated taxes related to the Company’s compensation structure reset. 5. Includes change in fair values of derivatives and embedded derivatives, non-operating change in funding agreements, change in fair value of market risk benefits, and non-operating change in liability for future policy benefits.

($ in millions) 3Q'22 4Q'22 1Q'23 2Q'23 3Q'23 YTD'22 YTD'23 Total Consolidated Revenues (GAAP) $ 2,979 $ 4,841 $ 5,301 $ 13,702 $ 2,595 $ 6,127 $ 21,598 Retirement services revenue (GAAP) (2,502) (3,950) (4,265) (12,916) (1,666) (4,249) (18,847) Equity awards granted by unconsolidated related parties, reimbursable expenses and other (37) (66) (69) (94) (80) (116) (243) Adjustments related to consolidated funds and VIEs (2) 5 (1) 3 4 69 6 Performance fees (27) (336) (401) (90) (224) (262) (715) Principal investment income 68 26 (39) (44) (42) (233) (125) Retirement services management fees 192 209 216 232 247 555 695 Total Asset Management Fee Related Revenue $ 671 $ 729 $ 742 $ 793 $ 834 $ 1,891 $ 2,369 Reconciliation of GAAP to Non-GAAP Financial Measures - cont'd 29 ($ in millions) 2Q'23 3Q'23 Investments, at fair value $ 1,402 $ 1,412 Equity method investments 1,043 1,075 Other1 (18) (16) Investments, net $ 2,427 $ 2,471 ($ in millions) 2Q'23 3Q'23 Performance allocations $ 2,805 $ 2,896 Incentive fees receivable2 25 17 Profit sharing payable2 (1,597) (1,717) Other1 194 204 Net Accrued Performance Fee Receivable $ 1,427 $ 1,400 ($ in millions) 2Q'23 3Q'23 Investments, at fair value $ 1,402 $ 1,412 Equity method investments 1,043 1,075 Performance allocations 2,805 2,896 U.S. Treasury securities, at fair value 248 — Total GAAP Investments – Asset Management $ 5,498 $ 5,383 1. Other primarily includes adjustments related to consolidated funds and VIEs. Other also includes amounts related to certain profit sharing arrangements between investments, net and net accrued performance fee receivable. 2. Incentive fees receivable and Profit sharing payable are included within Due from related parties and Accounts payable, accrued expenses, and other liabilities, respectively, on the GAAP Balance Sheet.

Year ended December 31, ($ in millions) 2014 2015 2016 2017 2018 2019 2020 2021 Net income available to Athene Holding Ltd. common shareholders $ 471 $ 579 $ 773 $ 1,358 $ 1,053 $ 2,136 $ 1,446 $ 3,718 Preferred stock dividends — — — — — 36 95 141 Net income (loss) attributable to noncontrolling interest 15 16 — — — 13 380 (59) Net income $ 486 $ 595 $ 773 $ 1,358 $ 1,053 $ 2,185 $ 1,921 $ 3,800 Income tax expense (benefit) 53 — (61) 106 122 117 285 386 Income before income tax $ 539 $ 595 $ 712 $ 1,464 $ 1,175 $ 2,302 $ 2,206 $ 4,186 Investment gains (losses), net of offsets 152 (56) 47 199 (274) 994 733 1,024 Non-operating change in insurance liabilities and related derivatives, net of offsets1 (28) (30) 67 230 242 (65) (235) 692 Integration, restructuring and other non-operating expenses (279) (58) (22) (68) (22) (70) (10) (124) Stock compensation expense (148) (67) (84) (45) (26) (27) (25) (38) Preferred stock dividends — — — — — 36 95 141 Noncontrolling interests - pre-tax income (loss) 15 16 — — — 13 393 (18) Less: Total adjustments to income before income tax (288) (195) 8 316 (80) 881 951 1,677 Spread related earnings $ 827 $ 790 $ 704 $ 1,148 $ 1,255 $ 1,421 $ 1,255 $ 2,509 Normalization of alternative investment income to 11%, net of offsets 52 127 99 59 91 37 152 (609) Other notable items — (24) 158 (146) 34 5 (40) (52) Normalized spread related earnings $ 879 $ 893 $ 961 $ 1,061 $ 1,380 $ 1,463 $ 1,367 $ 1,848 Reconciliation of GAAP to Non-GAAP Financial Measures - cont'd 30 1. Includes change in fair values of derivatives and embedded derivatives, net of offsets.

($ in millions) 3Q'23 Investment funds, including related parties and VIEs $ 16,717 Equity securities 472 Certain equity securities included in AFS or trading securities 197 Investment funds within funds withheld at interest 802 Royalties 14 Net assets of the VIE, excluding investment funds (3,905) Unrealized (gains) losses 73 ACRA noncontrolling interests (2,391) Other assets (186) Total adjustments to arrive at net alternative investments (4,924) Net alternative investments $ 11,793 ($ in millions) 3Q'23 Total investments, including related parties $ 214,953 Derivative assets (4,571) Cash and cash equivalents (including restricted cash) 11,214 Accrued investment income 1,792 Net receivable (payable) for collateral on derivatives (2,485) Reinsurance funds withheld and modified coinsurance 882 VIE assets, liabilities and noncontrolling interest 14,340 Unrealized (gains) losses 25,078 Ceded policy loans (174) Net investment receivables (payables) (375) Allowance for credit losses 592 Other investments (37) Total adjustments to arrive at gross invested assets 46,256 Gross invested assets $ 261,209 ACRA noncontrolling interests (53,114) Net invested assets $ 208,095 Reconciliation of GAAP to Non-GAAP Financial Measures - cont'd 31

• “Segment Income”, or “SI”, is the key performance measure used by management in evaluating the performance of the asset management, retirement services, and principal investing segments. Management uses Segment Income to make key operating decisions such as the following: ▪ decisions related to the allocation of resources such as staffing decisions including hiring and locations for deployment of the new hires; ▪ decisions related to capital deployment such as providing capital to facilitate growth for the business and/or to facilitate expansion into new businesses; ▪ decisions related to expenses, such as determining annual discretionary bonuses and equity-based compensation awards to its employees. With respect to compensation, management seeks to align the interests of certain professionals and selected other individuals with those of the investors in the funds and those of Apollo’s stockholders by providing such individuals a profit sharing interest in the performance fees earned in relation to the funds. To achieve that objective, a certain amount of compensation is based on Apollo’s performance and growth for the year; and ▪ decisions related to the amount of earnings available for dividends to Common Stockholders and holders of RSUs that participate in dividends. Segment Income is the sum of (i) Fee Related Earnings, (ii) Spread Related Earnings, and (iii) Principal Investing Income. Segment Income excludes the effects of the consolidation of any of the related funds and SPACs, HoldCo interest and other financing costs not attributable to any specific segment, Taxes and Related Payables, transaction-related charges and any acquisitions. Transaction-related charges includes equity-based compensation charges, the amortization of intangible assets, contingent consideration, and certain other charges associated with acquisitions, and restructuring charges. In addition, Segment Income excludes non-cash revenue and expense related to equity awards granted by unconsolidated related parties to employees of the Company, compensation and administrative related expense reimbursements, as well as the assets, liabilities and operating results of the funds and VIEs that are included in the consolidated financial statements. • “Fee Related Earnings”, or “FRE”, is a component of Segment Income that is used to assess the performance of the Asset Management segment. FRE is the sum of (i) management fees, (ii) capital solutions and other related fees, (iii) fee-related performance fees from indefinite term vehicles, that are measured and received on a recurring basis and not dependent on realization events of the underlying investments and (iv) other income, net, less (a) fee- related compensation, excluding equity-based compensation, (b) non-compensation expenses incurred in the normal course of business, (c) placement fees and (d) non-controlling interests in the management companies of certain funds the Company manages. • “Spread Related Earnings”, or “SRE” is a component of Segment Income that is used to assess the performance of the Retirement Services segment, excluding certain market volatility, which consists of investment gains (losses), net of offsets and non-operating change in insurance liabilities and related derivatives, and certain expenses related to integration, restructuring, equity-based compensation, and other expenses. For the Retirement Services segment, SRE equals the sum of (i) the net investment earnings on Athene’s net invested assets and (ii) management fees received on business managed for others, primarily the ADIP portion of Athene's business ceded to ACRA, less (x) cost of funds, (y) operating expenses excluding equity-based compensation and (z) financing costs including interest expense and preferred dividends, if any, paid to Athene preferred stockholders. • “Principal Investing Income”, or “PII” is a component of Segment Income that is used to assess the performance of the Principal Investing segment. For the Principal Investing segment, PII is the sum of (i) realized performance fees, including certain realizations received in the form of equity, (ii) realized investment income, less (x) realized principal investing compensation expense, excluding expense related to equity-based compensation, and (y) certain corporate compensation and non-compensation expenses. • “Adjusted Net Income” or “ANI” represents Segment Income less HoldCo interest and other financing costs and estimated income taxes. Adjusted Net Income is calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“Non-GAAP”). Income taxes on FRE and PII represents the total current corporate, local, and non-U.S. taxes as well as the current payable under Apollo’s tax receivable agreement. Income taxes on FRE and PII excludes the impacts of deferred taxes and the remeasurement of the tax receivable agreement, which arise from changes in estimated future tax rates. For purposes of calculating the Adjusted Net Income tax rate, Segment Income is reduced by HoldCo interest and financing costs. Certain assumptions and methodologies that impact the implied FRE and PII income tax provision are similar to those used under U.S. GAAP. Specifically, certain deductions considered in the income tax provision under U.S. GAAP relating to transaction related charges, equity-based compensation, and tax deductible interest expense are taken into account for the implied tax provision. Income Taxes on SRE represent the total current and deferred tax expense or benefit on income before taxes adjusted to eliminate the impact of the tax expense or benefit associated with the non-operating adjustments. Management believes the methodologies used to compute income taxes on FRE, SRE, and PII are meaningful to each segment and increases comparability of income taxes between periods. • "Adjusted Net Income - Normalized" represents ANI with adjustments related to our Retirement Services segment to exclude notable items and normalize alternative investment income to an 11% long-term average annual return. We use this normalized measure to assess the long-term performance of the business against projected earnings, by excluding items that are expected to be infrequent or not indicative of the ongoing operations of the business. We view this normalized non-GAAP measure as an additional measure that provides insight to management and investors on the historical, period-to-period comparability of the Company’s key non-GAAP operating measures, as well as a basis for developing more realistic expectations for future performance. Definitions 32

• “Assets Under Management”, or “AUM”, refers to the assets of the funds, partnerships and accounts to which Apollo provides investment management, advisory, or certain other investment-related services, including, without limitation, capital that such funds, partnerships and accounts have the right to call from investors pursuant to capital commitments. AUM equals the sum of: 1. the net asset value (“NAV”), plus used or available leverage and/or capital commitments, or gross assets plus capital commitments, of the yield and certain hybrid funds, partnerships and accounts for which we provide investment management or advisory services, other than certain collateralized loan obligations (“CLOs”), collateralized debt obligations (“CDOs”), and certain perpetual capital vehicles, which have a fee-generating basis other than the mark-to-market value of the underlying assets; for certain perpetual capital vehicles in yield, gross asset value plus available financing capacity; 2. the fair value of the investments of equity and certain hybrid funds, partnerships and accounts Apollo manages or advises, plus the capital that such funds, partnerships and accounts are entitled to call from investors pursuant to capital commitments, plus portfolio level financings; 3. the gross asset value associated with the reinsurance investments of the portfolio company assets Apollo manages or advises; and 4. the fair value of any other assets that Apollo manages or advises for the funds, partnerships and accounts to which Apollo provides investment management, advisory, or certain other investment-related services, plus unused credit facilities, including capital commitments to such funds, partnerships and accounts for investments that may require pre-qualification or other conditions before investment plus any other capital commitments to such funds, partnerships and accounts available for investment that are not otherwise included in the clauses above. Apollo’s AUM measure includes Assets Under Management for which Apollo charges either nominal or zero fees. Apollo’s AUM measure also includes assets for which Apollo does not have investment discretion, including certain assets for which Apollo earns only investment-related service fees, rather than management or advisory fees. Apollo’s definition of AUM is not based on any definition of Assets Under Management contained in its governing documents or in any Apollo Fund management agreements. Apollo considers multiple factors for determining what should be included in its definition of AUM. Such factors include but are not limited to (1) Apollo’s ability to influence the investment decisions for existing and available assets; (2) Apollo’s ability to generate income from the underlying assets in its funds; and (3) the AUM measures that Apollo uses internally or believes are used by other investment managers. Given the differences in the investment strategies and structures among other alternative investment managers, Apollo’s calculation of AUM may differ from the calculations employed by other investment managers and, as a result, this measure may not be directly comparable to similar measures presented by other investment managers. Apollo’s calculation also differs from the manner in which its affiliates registered with the SEC report “Regulatory Assets Under Management” on Form ADV and Form PF in various ways. Apollo uses AUM, Gross capital deployed and Dry powder as performance measurements of its investment activities, as well as to monitor fund size in relation to professional resource and infrastructure needs. • “Fee-Generating AUM” or “FGAUM” consists of assets of the funds, partnerships and accounts to which we provide investment management, advisory, or certain other investment-related services and on which we earn management fees, monitoring fees or other investment-related fees pursuant to management or other fee agreements on a basis that varies among the Apollo funds, partnerships and accounts. Management fees are normally based on “net asset value,” “gross assets,” “adjusted par asset value,” “adjusted cost of all unrealized portfolio investments,” “capital commitments,” “adjusted assets,” “stockholders’ equity,” “invested capital” or “capital contributions,” each as defined in the applicable management agreement. Monitoring fees, also referred to as advisory fees, with respect to the structured portfolio company investments of the funds, partnerships and accounts we manage or advise, are generally based on the total value of such structured portfolio company investments, which normally includes leverage, less any portion of such total value that is already considered in Fee-Generating AUM. • “Performance Fee-Eligible AUM” or “PFEAUM” refers to the AUM that may eventually produce performance fees. All funds for which we are entitled to receive a performance fee allocation or incentive fee are included in Performance Fee-Eligible AUM, which consists of the following: • “Performance Fee-Generating AUM”, which refers to invested capital of the funds, partnerships and accounts we manage, advise, or to which we provide certain other investment-related services, that is currently above its hurdle rate or preferred return, and profit of such funds, partnerships and accounts is being allocated to, or earned by, the general partner in accordance with the applicable limited partnership agreements or other governing agreements; • “AUM Not Currently Generating Performance Fees”, which refers to invested capital of the funds, partnerships and accounts we manage, advise, or to which we provide certain other investment-related services that is currently below its hurdle rate or preferred return; and • “Uninvested Performance Fee-Eligible AUM”, which refers to capital of the funds, partnerships and accounts we manage, advise, or to which we provide certain other investment-related services that is available for investment or reinvestment subject to the provisions of applicable limited partnership agreements or other governing agreements, which capital is not currently part of the NAV or fair value of investments that may eventually produce performance fees allocable to, or earned by, the general partner. Definitions - cont'd 33

• “ACRA” refers to Athene Co-Invest Reinsurance Affiliate Holding Ltd, together with its subsidiaries, and Athene Co-Invest Reinsurance Affiliate Holding 2 Ltd, together with its subsidiaries. • “ADIP” refers to Apollo/Athene Dedicated Investment Program and Apollo/Athene Dedicated Investment Program II, funds managed by Apollo including third-party capital that, through ACRA, invest alongside Athene in certain investments. • "Adjusted Net Income Shares Outstanding" or "ANI Shares Outstanding" consists of total shares of Common Stock outstanding, RSUs that participate in dividends, and shares of Common Stock assumed to be issuable upon the conversion of the shares of Series A Mandatory Convertible Preferred Stock. • “Appreciation (depreciation)” of flagship private equity, hybrid value and European principal finance funds refers to gain (loss) and income for the periods presented on a total return basis before giving effect to fees and expenses. The performance percentage is determined by dividing (a) the change in the fair value of investments over the period presented, minus the change in invested capital over the period presented, plus the realized value for the period presented, by (b) the beginning unrealized value for the period presented plus the change in invested capital for the period presented. Returns over multiple periods are calculated by geometrically linking each period’s return over time. • “Athene” refers to Athene Holding Ltd. (together with its subsidiaries, “Athene”), a subsidiary of the Company and a leading retirement services company that issues, reinsures and acquires retirement savings products designed for the increasing number of individuals and institutions seeking to fund retirement needs, and to which Apollo, through its consolidated subsidiary Apollo Insurance Solutions Group LP (“ISG”), provides asset management and advisory services. • “Athora” refers to a strategic platform that acquires or reinsures blocks of insurance business in the German and broader European life insurance market (collectively, the “Athora Accounts”). • “Capital solutions fees and other, net” primarily includes transaction fees earned by Apollo Capital Solutions ("ACS") related to underwriting, structuring, arrangement and placement of debt and equity securities, and syndication for funds managed by Apollo, portfolio companies of funds managed by Apollo, and third parties. Capital solutions fees and other, net also includes advisory fees for the ongoing monitoring of portfolio operations and directors' fees. These fees also include certain offsetting amounts including reductions in management fees related to a percentage of these fees recognized ("management fee offset") and other additional revenue sharing arrangements. • “Cost of Funds” includes liability costs related to cost of crediting on both deferred annuities and institutional products as well as other liability costs, but does not include the proportionate share of the ACRA cost of funds associated with the noncontrolling interests. While we believe cost of funds is a meaningful financial metric and enhances the understanding of the underlying profitability drivers of our retirement services business, it should not be used as a substitute for total benefits and expenses presented under U.S. GAAP. • “Debt Origination” represents (i) capital that has been invested in new debt or debt like investments by Apollo's yield and hybrid strategies (whether purchased by Apollo funds and accounts, or syndicated to third parties) where Apollo or one of Apollo's platforms has sourced, negotiated, or significantly affected the commercial terms of the investment; (ii) new capital pools formed by debt issuances, including CLOs and (iii) net purchases of certain assets by the funds and accounts we manage that we consider to be private, illiquid, and hard to access assets and which the funds and accounts otherwise may not be able to meaningfully access. Debt origination generally excludes any issuance of debt or debt-like investments by the portfolio companies of the funds we manage. • “Dry Powder” represents the amount of capital available for investment or reinvestment subject to the provisions of the applicable limited partnership agreements or other governing agreements of the funds, partnerships and accounts we manage. Dry powder excludes uncalled commitments which can only be called for fund fees and expenses and commitments from perpetual capital vehicles. • “FRE Compensation Ratio” is calculated as fee-related compensation divided by fee-related revenues (which includes management fees, capital solutions fees and other, net, and fee-related performance fees). • “FRE Margin” is calculated as Fee Related Earnings divided by fee-related revenues (which includes management fees, capital solutions fees and other, net, and fee-related performance fees). • “Gross Capital Deployment” represents the gross capital that has been invested by the funds and accounts we manage during the relevant period, but excludes certain investment activities primarily related to hedging and cash management functions at the firm. Gross Capital Deployment is not reduced or netted down by sales or refinancings, and takes into account leverage used by the funds and accounts we manage in gaining exposure to the various investments that they have made. • "Gross IRR" of accord series and the European principal finance funds represents the annualized return of a fund based on the actual timing of all cumulative fund cash flows before management fees, performance fees allocated to the general partner and certain other expenses. Calculations may include certain investors that do not pay fees. The terminal value is the net asset value as of the reporting date. Non-U.S. dollar denominated (“USD”) fund cash flows and residual values are converted to USD using the spot rate as of the reporting date. In addition, gross IRRs at the fund level will differ from those at the individual investor level as a result of, among other factors, timing of investor-level inflows and outflows. Gross IRR does not represent the return to any fund investor. • "Gross IRR" of a traditional private equity or hybrid value fund represents the cumulative investment-related cash flows (i) for a given investment for the fund or funds which made such investment, and (ii) for a given fund, in the relevant fund itself (and not any one investor in the fund), in each case, on the basis of the actual timing of investment inflows and outflows (for unrealized investments assuming disposition on September 30, 2023 or other date specified) aggregated on a gross basis quarterly, and the return is annualized and compounded before management fees, performance fees and certain other expenses (including interest incurred by the fund itself) and measures the returns on the fund’s investments as a whole without regard to whether all of the returns would, if distributed, be payable to the fund’s investors. In addition, gross IRRs at the fund level will differ from those at the individual investor level as a result of, among other factors, timing of investor-level inflows and outflows. Gross IRR does not represent the return to any fund investor. 34 Definitions - cont'd

• "Gross IRR" of infrastructure funds represents the cumulative investment-related cash flows in the fund itself (and not any one investor in the fund), on the basis of the actual timing of cash inflows and outflows (for unrealized investments assuming disposition on September 30, 2023 or other date specified) starting on the date that each investment closes, and the return is annualized and compounded before management fees, performance fees, and certain other expenses (including interest incurred by the fund itself) and measures the returns on the fund’s investments as a whole without regard to whether all of the returns would, if distributed, be payable to the fund’s investors. Non-USD fund cash flows and residual values are converted to USD using the spot rate as of the reporting date. In addition, gross IRRs at the fund level will differ from those at the individual investor level as a result of, among other factors, timing of investor-level inflows and outflows. Gross IRR does not represent the return to any fund investor. • “Gross Return” of a yield fund and Credit Strategies and Accord is the monthly or quarterly time-weighted return that is equal to the percentage change in the value of a fund’s portfolio, adjusted for all contributions and withdrawals (cash flows) before the effects of management fees, incentive fees allocated to the general partner, or other fees and expenses. Returns for these categories are calculated for all funds and accounts in the respective strategies excluding assets for Athene, Athora and certain other entities where Apollo manages or may manage a significant portion of the total company assets. Returns of CLOs represent the gross returns on assets. Returns over multiple periods are calculated by geometrically linking each period’s return over time. • “HoldCo” refers to Apollo Global Management, Inc. • “Inflows” within the Asset Management segment represents (i) at the individual strategy level, subscriptions, commitments, and other increases in available capital, such as acquisitions or leverage, net of inter-strategy transfers, and (ii) on an aggregate basis, the sum of inflows across the yield, hybrid and equity strategies. • "MidCap Financial" refers to MidCap FinCo Designated Activity Company. • “Net Invested Assets” represent the investments that directly back Athene's net reserve liabilities as well as surplus assets. Net invested assets is used in the computation of net investment earned rate, which is used to analyze the profitability of Athene’s investment portfolio. Net invested assets includes (a) total investments on the statements of financial condition, with AFS securities, trading securities and mortgage loans at cost or amortized cost, excluding derivatives, (b) cash and cash equivalents and restricted cash, (c) investments in related parties, (d) accrued investment income, (e) VIE assets, liabilities and noncontrolling interest adjustments, (f) net investment payables and receivables, (g) policy loans ceded (which offset the direct policy loans in total investments) and (h) an adjustment for the allowance for credit losses. Net invested assets exclude assets associated with funds withheld liabilities related to business exited through reinsurance agreements and derivative collateral (offsetting the related cash positions). Athene includes the underlying investments supporting its assumed funds withheld and modco agreements in its net invested assets calculation in order to match the assets with the income received. Athene believes the adjustments for reinsurance provide a view of the assets for which it has economic exposure. Net invested assets include Athene’s proportionate share of ACRA investments, based on Athene’s economic ownership, but do not include the proportionate share of investments associated with the noncontrolling interests. Net invested assets are averaged over the number of quarters in the relevant period to compute a net investment earned rate for such period. While Athene believes net invested assets is a meaningful financial metric and enhances the understanding of the underlying drivers of its investment portfolio, it should not be used as a substitute for total investments, including related parties, presented under U.S. GAAP. • “Net Investment Earned Rate” is computed as the income from Athene's net invested assets divided by the average net invested assets, for the relevant period. • “Net Investment Spread” measures Athene's investment performance plus its strategic capital management fees, less its total cost of funds. Net investment earned rate is a key measure of Athene's investment performance while cost of funds is a key measure of the cost of its policyholder benefits and liabilities. • "Net IRR" of accord series and the European principal finance funds represents the annualized return of a fund after management fees, performance fees allocated to the general partner and certain other expenses, calculated on investors that pay such fees. The terminal value is the net asset value as of the reporting date. Non-USD fund cash flows and residual values are converted to USD using the spot rate as of the reporting date. In addition, net IRR at the fund level will differ from that at the individual investor level as a result of, among other factors, timing of investor-level inflows and outflows. Net IRR does not represent the return to any fund investor. • "Net IRR" of a traditional private equity or the hybrid value funds represents the gross IRR applicable to a fund, including returns for related parties which may not pay fees or performance fees, net of management fees, certain expenses (including interest incurred or earned by the fund itself) and realized performance fees all offset to the extent of interest income, and measures returns at the fund level on amounts that, if distributed, would be paid to investors of the fund. The timing of cash flows applicable to investments, management fees and certain expenses, may be adjusted for the usage of a fund’s subscription facility. To the extent that a fund exceeds all requirements detailed within the applicable fund agreement, the estimated unrealized value is adjusted such that a percentage of up to 20.0% of the unrealized gain is allocated to the general partner of such fund, thereby reducing the balance attributable to fund investors. In addition, net IRR at the fund level will differ from that at the individual investor level as a result of, among other factors, timing of investor-level inflows and outflows. Net IRR does not represent the return to any fund investor. • "Net IRR" of infrastructure funds represents the fund (and not any one investor in the fund), on the basis of the actual timing of cash inflows received from and outflows paid to investors of the fund (assuming the ending net asset value as of September 30, 2023 or other date specified is paid to investors), excluding certain non-fee and non-performance fee bearing parties, and the return is annualized and compounded after management fees, performance fees, and certain other expenses (including interest incurred by the fund itself) and measures the returns to investors of the fund as a whole. Non-USD fund cash flows and residual values are converted to USD using the spot rate as of the reporting date. In addition, net IRR at the fund level will differ from that at the individual investor level as a result of, among other factors, timing of investor-level inflows and outflows. Net IRR does not represent the return to any fund investor. 35 Definitions - cont'd

Retirement Services Flows & Invested Assets 7. Represents outflows from funding agreements, pension group annuities, and multi-year guarantee fixed annuities (MYGA), all of which occur based on defined maturities or substantially lapse upon reaching their contractual term. Amounts may vary on a quarterly basis, based on the timing of original issuance. 8. Represents outflows from fixed index annuities and other applicable products, which have varying degrees of predictability due to policyholder actions. 9. Represents partial annuity withdrawals to meet retirement income needs within contractual annual limits. 10. Represents outflows from policies that no longer have an active surrender charge in force. 11. Represents outflows from policies with an active surrender charge in force. 12. Strategic reinsurance transaction outflows in 3Q'23 related to the portion of the reinsurance business recaptured by Venerable Insurance and Annuity Company. 13. The outflow rate is calculated as outflows attributable to Athene divided by Athene average net invested assets for the respective period, on an annualized basis. • “Other operating expenses” within the Principal Investing segment represents expenses incurred in the normal course of business and includes allocations of non-compensation expenses related to managing the business. • “Other operating expenses” within the Retirement Services segment represents expenses incurred in the normal course of business inclusive of compensation and non-compensation expenses, but does not include the proportionate share of the ACRA operating expenses associated with the noncontrolling interests. • “Perpetual capital” refers to assets under management of certain vehicles with an indefinite duration, which assets may only be withdrawn under certain conditions or subject to certain limitations, including satisfying required hold periods or percentage limits on the amounts that may be redeemed over a particular period. The investment management, advisory or other service agreements with our perpetual capital vehicles may be terminated under certain circumstances. • “PII Compensation Ratio” is calculated as Principal investing compensation divided by the sum of realized performance fees and realized investment income. • “Principal investing compensation” within the Principal Investing segment represents realized performance compensation, distributions related to investment income and dividends, and includes allocations of certain compensation expenses related to managing the business. • “Realized Value” refers to all cash investment proceeds received by the relevant Apollo fund, including interest and dividends, but does not give effect to management fees, expenses, incentive compensation or performance fees to be paid by such Apollo fund. • “Redding Ridge” refers to Redding Ridge Asset Management, LLC and its subsidiaries, which is a standalone, self-managed asset management business established in connection with risk retention rules that manages CLOs and retains the required risk retention interests. • “Remaining Cost” represents the initial investment of the fund in a portfolio investment, reduced for any return of capital distributed to date on such portfolio investment. • “Total Invested Capital” refers to the aggregate cash invested by the relevant Apollo fund and includes capitalized costs relating to investment activities, if any, but does not give effect to cash pending investment or available for reserves and excludes amounts, if any, invested on a financed basis with leverage facilities. • “Total Value” represents the sum of the total Realized Value and Unrealized Value of investments. • “Unrealized Value” refers to the fair value consistent with valuations determined in accordance with GAAP, for investments not yet realized and may include payments in kind, accrued interest and dividends receivable, if any, and before the effect of certain taxes. In addition, amounts include committed and funded amounts for certain investments. • “Vintage Year” refers to the year in which a fund’s final capital raise occurred, or, for certain funds, the year of a fund’s effective date or the year in which a fund’s investment period commences pursuant to its governing agreements. 36 Endnotes Definitions - cont'd

Forward-Looking Statements In this presentation, references to “Apollo,” “we,” “us,” “our” and the “Company” refer collectively to Apollo Global Management, Inc. and its subsidiaries, or as the context may otherwise require. This presentation may contain forward-looking statements that are within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, discussions related to Apollo’s expectations regarding the performance of its business, its liquidity and capital resources and other non-historical statements. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. When used in this presentation, the words “believe,” “anticipate,” “estimate,” “expect,” “intend” and similar expressions are intended to identify forward-looking statements. Although management believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that these expectations will prove to have been correct. These statements are subject to certain risks, uncertainties and assumptions, including risks relating to inflation, market conditions and interest rate fluctuations generally, the impact of COVID-19, the impact of energy market dislocation, our ability to manage our growth, our ability to operate in highly competitive environments, the performance of the funds we manage, our ability to raise new funds, the variability of our revenues, earnings and cash flow, the accuracy of management’s assumptions and estimates, our dependence on certain key personnel, our use of leverage to finance our businesses and investments by the funds we manage, Athene’s ability to maintain or improve financial strength ratings, the impact of Athene’s reinsurers failing to meet their assumed obligations, Athene’s ability to manage its business in a highly regulated industry, changes in our regulatory environment and tax status, and litigation risks, among others. Apollo believes these factors include but are not limited to those described under the section entitled “Risk Factors” in our annual report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 1, 2023, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in other filings with the SEC. Apollo undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by applicable law. This presentation does not constitute an offer of any Apollo fund. 37